UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

American Bitcoin Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39096	83-2242651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Brickell Avenue Suite 1500
Miami, Florida		33131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 305 224-6427

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ABTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2026, American Bitcoin Corp. (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting") to consider and vote upon three proposals, which are described in greater detail in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 27, 2026 (the "Proxy Statement"). A total of 93.56% of the voting power of the outstanding shares of stock of the Company entitled to vote were represented at the Annual Meeting, constituting a quorum for all matters presented at the Annual Meeting. The final voting results are set forth below.

Proposal 1: Election of the Class I Director

The stockholders elected Asher Genoot as the Class I director for a three-year term of office expiring at the 2029 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal. The results of such vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Asher Genoot	6,851,045,469,714	5,616,931	111,515,883

Proposal 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026. The results of such vote were as follows:

For	Against	Abstentions
6,851,159,830,478	1,965,911	806,139

Proposal 3: Approval of Proposed Charter Amendment to Effect a Reverse Stock Split

The stockholders approved an amendment to the Company's amended and restated certificate of incorporation, as amended, to effect, at the discretion of the Company's board of directors, a reverse stock split with respect to the Company's outstanding shares of common stock at a ratio within a range of 1-for-5 to 1-for-40 (or any number in between), with the ratio within such range to be determined at the discretion of the Company's board of directors, without reducing the authorized number of shares of the Company's common stock. The results of such vote were as follows:

For	Against	Abstentions
6,851,131,489,507	28,398,402	2,714,619

Item 8.01 Other Events.

On June 22, 2026, following the completion of the Annual Meeting, the Company's board of directors approved a reverse stock split ratio of 1-for-15. The Company expects to effectuate the reverse stock split as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BITCOIN CORP.

Date:	June 24, 2026	By:	/s/ Matt Prusak
Name: Matt Prusak Title: President and Interim Chief Financial Officer